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                                                       EXHIBIT 23.01


                            INDEPENDENT AUDITORS' CONSENT




          The Board of Directors
          Ceridian Corporation:


          We consent to the use of our reports incorporated herein by reference and to the reference to our firm in
          Part II, Item 5 of this Registration Statement.



                                             /s/ KPMG Peat Marwick LLP
                                             KPMG Peat Marwick LLP




          Minneapolis, Minnesota
          April 22, 1998